Exhibit 99.2

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

JEFFREY S. RUGG, ESQ., Bar # 10978

jrugg@bhfs.com

MAXIMILIEN D. FETAZ, ESQ., Bar # 12737

mfetaz@bhfs.com

Brownstein Hyatt Farber Schreck, LLP

100 North City Parkway

Suite 1600

Las Vegas, Nevada 89106

Telephone: 702.382.2101

Facsimile: 702.382.8135

DEBORAH S. BIRNBACH, ESQ. (pro hac forthcoming)

dbirnbach@goodwinprocter.com

ADAM SLUTSKY, ESQ. (pro hac forthcoming)

aslutsky@goodwinprocter.com

GOODWIN PROCTER LLP

Exchange Place

Boston, MA 02109

Tel: 617.570.1000

Facsimile: 617.523.1231

Attorney for Plaintiff Relmada Therapeutics, Inc.

UNITED STATES DISTRICT COURT

DISTRICT OF NEVADA

RELMADA THERAPEUTICS, INC., a Nevada corporation,

Plaintiff,

v.

LAIDLAW & COMPANY (UK) LTD., a foreign corporation, MATTHEW D. EITNER, an individual and citizen of New Jersey, and JAMES P. AHERN, an individual and citizen of New Jersey,

Defendants.

Case No.: COMPLAINT FOR INJUNCTIVE RELIEF (1) Violation of Section 14(a) of the Securities Exchange Act of 1934 and Rule 14a-9 Thereunder (2) Injunctive Relief

For its complaint against Defendants Laidlaw & Company (UK) Ltd. (“Laidlaw”), Matthew D. Eitner, and James P. Ahern (collectively, “Defendants”), Plaintiff Relmada Therapeutics, Inc. (“Relmada” or the “Company”) alleges as follows:

NATURE OF CASE

Defendants have lied to and misled the stockholders of Relmada about the annual meeting of stockholders that is scheduled to be held on December 30, 2015. On December 4, 2015, Defendants issued a press release, which subsequently was filed on December 7, 2015 with the Securities and Exchange Commission (“SEC”) on Schedule 14A, to solicit Relmada’s stockholders’ proxies for use at the annual meeting to elect five of Defendants’ hand-picked directors (the “False Solicitation”). But Defendants concealed from Relmada stockholders that the directors they purported to nominate were ineligible for election because Defendants unequivocally missed the deadline to validly nominate directors for election to the board of directors at the 2015 annual meeting under the Company’s bylaws. This misrepresentation and omission, among others described below, have created uncertainty surrounding the composition of Relmada’s board, likely would delay the appointment of qualified directors, and thus have caused and will continue to cause injury to Relmada and its stockholders.

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Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

As individuals soliciting proxies under Section 14(a), Defendants have a duty to disseminate accurate and truthful information and to correct any previously issued statements that are materially misleading or untrue so that fair corporate elections can be achieved. They have disregarded that duty to further their own self-interest while harming Relmada and its stockholders. Accordingly, Relmada seeks preliminary and permanent injunctive relief and attorney’s fees and costs.

JURISDICTION AND VENUE

1.              The claims asserted herein arise under and pursuant to Section 14(a) of the Securities Exchange Act of 1934 (“Exchange Act”), 15 U.S.C. § 78n(a), and Rule 14a-9 promulgated thereunder by the SEC, 17 C.F.R. § 240.14a-9.

2.              This Court has subject matter jurisdiction over this case pursuant to 28 U.S.C. § 1331 and Section 27 of the Exchange Act, 15 U.S.C. § 78aa.

3.              This Court has personal jurisdiction over Defendants because they have engaged in transactions and occurrences within the State of Nevada, including disseminating materially false and misleading information regarding a Nevada corporation.

4.              Venue is proper in the United States District Court for the District of Nevada under Section 27 of the Exchange Act and 28 U.S.C. § 1391(b). Many of the acts charged herein, including the dissemination of materially false and misleading information, occurred in substantial part in this District.

2

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

PARTIES

5.              Plaintiff Relmada Therapeutics, Inc. is a Nevada corporation with its primary place of business in New York, NY.

6.              Defendant Laidlaw & Company (UK) Ltd. is a foreign corporation with its primary place of business in New York, NY.

7.              Upon information and belief, Defendant Matthew D. Eitner is an individual and citizen of New Jersey.

8.              Upon information and belief, Defendant James P. Ahern is an individual and citizen of New Jersey.

GENERAL ALLEGATIONS

Defendants exploit Laidlaw’s previous engagements with Relmada to launch a proxy solicitation.

9.              Relmada is a clinical stage, publicly traded specialty pharmaceutical company focused on developing novel versions of proven drug products and new chemical entities that potentially address areas of high unmet medical need in the treatment of pain.

10.            Defendants Laidlaw and its two principals, Matthew D. Eitner and James P. Ahern, have a historic relationship with Relmada that dates back to Laidlaw’s service as Relmada’s investment banking firm and advisers since 2011. Laidlaw acted as Relmada’s placement agent in December 2011 and May 2014 securities offerings, and as Relmada’s financial adviser in the merger through which Relmada became a publicly traded company.

11.            In connection with these previous engagements, Relmada paid Laidlaw significant fees and issued them warrants to purchase stock. Laidlaw acquired the vast majority of the shares it beneficially owns in Relmada in the form of exercised or outstanding warrants for investment banking services it provided to the Company. Defendants beneficially own, in the aggregate, 1,134,405 shares of the Company’s common stock.

12.            Relmada’s 2015 Annual Meeting of Stockholders is currently scheduled to be held on December 30, 2015.

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Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

13.            On December 4, 2015, Laidlaw issued a press release announcing the formation of a “Shareholder Value Creation Committee” that supposedly intended to launch proxy and consent solicitations by nominating five directors for election or appointment to Relmada’s board of directors. The press release notes that the participants in the proxy solicitation and consent solicitation by the Shareholder Value Creation Committee will include the Defendants in this action—Laidlaw, Matthew D. Eitner, and James P. Ahern.

14.            On December 7, 2015, Defendants filed a copy of the press release with the SEC under Rule 14a-12 of the Exchange Act.

Defendants’ intended proxy solicitation is based on materially false and misleading information.

15.            The False Solicitation contains false and materially misleading statements and omissions in violation of Section 14(a) of the Securities Exchange Act of 1934 (15 U.S.C. § 78n(a)) and Regulation 14a-9 (17 C.F.R. § 240.14a-9).

16.            In the False Solicitation, Defendants purport to nominate five “highly qualified, independent directors for election or appointment to Relmada’s board of directors” at the 2015 annual meeting. Defendants urge stockholders not to return the proxy card sent by the current Relmada Board of Directors and seek stockholders’ “authority to withhold [their] vote from counting towards a quorum at Relmada’s 2015 annual meeting.”

17.            The False Solicitation fails to disclose, however, the material fact that Defendants’ purported intention to nominate any directors for election at the 2015 annual meeting is invalid due to Defendants’ failure to comply with the advance notice procedures for stockholder nominations to the Board outlined in the Company’s Second Amended and Restated Bylaws (the “Bylaws”).

18.            Under Section 2.1(b)(iv) of the Bylaws, stockholders must provide notice of the proposed nomination no later than 120 days prior to the anniversary of the preceding year’s annual meeting:

To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the one hundred twentieth (120th) day and not earlier than the close of business on the one hundred fiftieth (150th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder, to be timely, must be so delivered not later than the later of the close of business on the one hundred twentieth (120th) day prior to such annual meeting and the tenth (10th) day following the day on which notice of the date of such meeting is first given to the stockholders, and not earlier than the close of business on the one hundred fiftieth (150th) day prior to such annual meeting.

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Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

19.            This provision was properly adopted by Relmada’s Board of Directors in accordance with NRS 78.120(1)-(2) and Article VI of Relmada’s articles of incorporation.

20.            Relmada’s 2014 annual meeting was held on December 18, 2014. All stockholder nominations for the 2015 annual meeting were therefore required to be submitted no later than August 20, 2015. Relmada did not receive notice from Defendants by August 20, 2015 of any nominations.

21.            The False Solicitation, which was issued on December 4, 2015 (less than 30 days before the scheduled 2015 annual meeting), was the first notice of Defendants’ claimed intention to nominate any directors for election at the 2015 annual meeting. Defendants’ purported nominees are therefore ineligible for election at the 2015 annual meeting.

22.            Defendants’ failure to disclose that they have not complied with the Bylaws’ requirements applicable to all stockholder nominations is a material omission that renders the False Solicitation purporting to put forth nominees for election at the 2015 annual meeting false and misleading.

23.            The False Solicitation purports to nominate “five, highly qualified, independent directors for election” at the 2015 meeting to Relmada’s board of directors.

24.            Defendants’ failure to disclose that there are only two seats up for election on Relmada’s board at the 2015 annual meeting is a material omission that renders the False Solicitation purporting to nominate five directors for election at the 2015 annual meeting false and misleading.

25.            The False Solicitation also states Defendants’ intention “to file a consent solicitation seeking [stockholders’] consent [] to expand Relmada’s board of directors and appoint certain of our director nominees to fill the newly created seats.”

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Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

26.            Contrary to Defendants’ assertion in the False Solicitation, they cannot “expand Relmada’s board of directors.” Defendants fail to disclose that the Bylaws state that the Board of Directors has the sole authority to set the size of the Board: “The number of directors who shall constitute the whole board shall be in such number not less than one (1) and not more than nine (9) as the Board of Directors shall at the time have designated.”

27.            This provision is in accordance with Nevada law, which provides that “[a] corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.” NRS 78.115.

28.            Defendants’ misrepresentation regarding their ability to expand the size of Relmada’s board of directors is material and renders the False Solicitation materially false and misleading.

29.            The False Solicitation also contains a misleading laundry list of valid corporate actions taken by the Board and stockholders and inaccurately labels them as attempts at “entrenchment”:

●	staggering the board of directors into three classes;
●	appointing new directors to the board . . .;
●	revising Relmada’s bylaws to eliminate the shareholders’ right to amend the bylaws and to provide that the bylaws can be amended only by Relmada’s board of directors;
●	reducing the quorum required for the Relmada’s [sic] annual meeting from a majority to 34%; and
●	establishing Nevada as the exclusive forum for litigation involving Relmada, its directors and shareholders.

30.            The actions listed in the False Solicitation were all appropriate actions for the Board and stockholders to take under the Company’s articles of incorporation, bylaws, and Nevada law.

31.            The amendment to the articles of incorporation to create a classified board, for example, was enacted in February 2015, pursuant to Board approval and a vote of the majority of all outstanding shares, which Defendants fail to disclose. This action was taken in accordance with NRS 78.330(2), which provides that a Company’s articles of incorporation “may provide for the classification of directors as to the duration of their respective terms of office or as to their election by one or more authorized classes or series of shares” provided that at least one-fourth are elected annually.

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Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

32.            Similarly, Relmada’s Board appointed new directors to the Board pursuant to applicable Nevada law. NRS 78.335(5) provides that “[a]ll vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation.”

33.            The revision was also appropriate under Nevada law. NRS 78.120(1)-(2) state that a board of directors has “full control over the affairs of the corporation” and “may make the bylaws of the corporation.” Under this statute, “the directors may adopt, amend or repeal any bylaw” and the articles of incorporation may grant the directors exclusive authority to adopt, amend, or repeal bylaws, as Relmada’s articles of incorporation do.

34.            Defendants’ characterization of these legitimate corporate actions as “entrenchment” in the False Solicitation is materially false and misleading.

35.            As a direct result of Defendants’ violations of the federal securities laws, Relmada has suffered and is continuing to suffer irreparable harm due to the uncertainty and delay surrounding the composition and election of the Company’s board of directors.

FIRST CLAIM

(Violation of Section 14(a) of the Exchange Act of 1934 and Rule 14a-9 Thereunder)

36.            Relmada incorporates the allegations in the preceding paragraphs as if fully set forth herein.

37.            As more fully described in Paragraphs 1 through 35, Defendants made materially false and misleading statements, and omitted to disclose necessary material facts, in the False Solicitation that they filed with the SEC in connection with their proxy and consent solicitation in advance of the Relmada 2015 annual meeting.

38.            The Defendants violated Section 14(a) of the Exchange Act and Rule 14a-9 thereunder in that they solicited proxies and consents from Relmada’s stockholders by means of the False Solicitation that contained statements which, at the time and in light of the circumstances under which they were made, were false and misleading with respect to material facts, and omitted to state material facts necessary in order to make the statements therein not false or misleading.

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Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

39.            As a direct and proximate result of Defendants’ wrongful conduct, Plaintiff and its stockholders are being harmed through the Defendants’ use of materially defective proxy and consent solicitations that deprive Relmada’s stockholders of fair corporate suffrage and create uncertainty over the corporate governance of the Company.

40.            As a result, Relmada’s stockholders will be denied the opportunity to make an informed decision in voting on the Company’s corporate governance as they otherwise would have if the Defendants’ statements in violation of Section 14(a) of the Exchange Act and Rule 14a-9 thereunder are not immediately withdrawn and corrected.

SECOND CLAIM

(Injunctive Relief)

41.            Relmada incorporates the allegations in the preceding paragraphs as if fully set forth herein.

42.            As more fully described in Paragraphs 1 through 35, Defendants made materially false and misleading statements, and omitted to disclose necessary material facts, in the False Solicitation that they filed with the SEC in connection with their proxy and consent solicitation in advance of the Relmada 2015 annual meeting.

43.            The uncertainty and delay surrounding the composition and election of Relmada’s board of directors caused by Defendants’ violations of the federal securities laws has threatened to cause, actually caused, and will continue to cause irreparable harm to Relmada and its stockholders.

44.            Relmada is entitled to an injunction requiring that Defendants are enjoined from continuing to disseminate false or misleading proxy materials and requiring them to retract or correct the False Solicitation.

45.            Unless Defendants’ actions are restrained by temporary and permanent injunctive relief, Relmada will be further irreparably harmed.

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Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

46.            The damage Relmada has incurred arising from Defendants’ unlawful actions, as set forth above, cannot be quantified in financial terms or remedied in full through the issuance of money damages.

47.            Relmada has a reasonable likelihood of success on the merits of its claims against Defendants, and will suffer immediate and irreparable injury if Defendants’ violations are permitted to continue.

48.            Relmada is entitled to preliminary and permanent injunctions to prevent Defendants from continuing to disseminate false or misleading proxy and consent solicitation materials, and to require Defendants to retract or amend the misrepresentations and omissions in the False Solicitation.

49.            Relmada has been forced to retain counsel to prosecute this action and is thus entitled to an award of attorney's fees and costs as provided at law.

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Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

WHEREFORE Relmada prays for relief as follows:

1.              That the Court enter judgment for Relmada on all Claims of the Complaint;

2.              That the Court preliminarily and permanently enjoin Defendants from continuing to disseminate false or misleading proxy and consent solicitation materials, and require Defendants to retract or correct the misrepresentations and omissions in the False Solicitation;

3.              For an award of attorney’s fees and costs; and

4.              For any additional relief this Court deems just and proper.

DATED this 9th day of December, 2015.

Brownstein Hyatt Farber Schreck, LLP

By:	/s/ Jeffrey S. Rugg
JEFFREY S. RUGG, ESQ., Bar # 10978 jrugg@bhfs.com MAXIMILIEN D. FETAZ, ESQ., Bar # 12737 mfetaz@bhfs.com 100 North City Parkway Las Vegas, NV 89106

DEBORAH S. BIRNBACH, ESQ.

(pro hac forthcoming)

dbirnbach@goodwinprocter.com

ADAM SLUTSKY, ESQ.

(pro hac forthcoming)

aslutsky@goodwinprocter.com

GOODWIN PROCTER LLP

Exchange Place

Boston, MA 02109

Tel: 617.570.1000

Facsimile: 617.523.1231

Attorneys for Plaintiff Relmada Therapeutics, Inc.

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